UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2010
LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On June 4, 2010, Morgan Duke was appointed to the Board of Directors of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”). Mr. Duke’s appointment was made pursuant to commitments of the Company and its principal shareholder and President, Mark A. Libratore, to Kinderhook Partners, L.P. (“Kinderhook”) in connection with Kinderhook’s purchase of common stock of the Company on March 9, 2010.
In connection with the election of Mr. Morgan Duke, an Associate at Kinderhook Partners, L.P., to the Board of Directors of the Company, Kinderhook Capital Management LLC, an affiliate of the Kinderhook Partners, L.P., will directly receive an annual fee of $10,000 payable quarterly, $1,000 per meeting attended by Morgan Duke in his capacity as a director, and a five-year option vesting semi-annually over two years to purchase an aggregate of 50,000 shares of the Company’s Common Stock at $1.55 per share, the closing Bulletin Board sale price on June 4, 2010.
Mr. Duke is an Associate at Kinderhook Partners, an investment partnership which makes long-term investments in small public companies. Mr. Duke was previously a strategy consultant with the Monitor Group, where he advised senior management and directors of major public and private companies in North America and Europe across a range of industries, including healthcare, media, and telecommunications. Mr. Duke received an M.B.A. from Harvard University and a B.A. from Johns Hopkins University. Mr. Duke also studied music at the Peabody Conservatory.
Item 8.01 Other Events
On June 10, 2010, the Company issued a press release announcing the appointment of Morgan Duke as a Director of the Company, a copy of which is attached hereto as Exhibit 99.1.
The information under the caption, “Item 8.01 – Other Events,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on June 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: June 11, 2010	/s/ Mark A. Libratore

Mark A. Libratore, President

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